SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2009

NORTH VALLEY BANCORP

(Exact name of registrant as specified in its charter)

CALIFORNIA	0-10652	94-2751350

(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		identification number)

300 Park Marina Circle, Redding, CA 96001

(Address of principal executive offices and zip code)

(530) 226-2900

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c)

Item 7.01:	Regulation FD Disclosure

          The registrant is filing the slide presentation that it intends to present at the D.A. Davidson 11th Annual Financial Services conference on May 6, 2009, in Seattle, Washington. (See Item 8.01 of this report and the Press Release included in this report as Exhibit 99.170.) The slides are included as Exhibit 99.169 to this report. The information in the slides shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01:	Other Events

          On May 4, 2009, the registrant issued a Press Release, “North Valley Bancorp to present at D.A. Davidson Financial Services Conference”. The Conference is scheduled to take place in Seattle, Washington, on May 6 - 7, 2009. Attached hereto as Exhibit 99.170 and incorporated herein by this reference is a copy of the Press Release issued on May 4, 2009.

Item 9.01:	Financial Statements and Exhibits

(c)	Exhibits

(99.169)	North Valley Bancorp Slide Presentation
(99.170)	Press Release dated May 4, 2009

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORTH VALLEY BANCORP

	By:	/s/ Kevin R. Watson
Kevin R. Watson
Dated: May 4, 2009		EVP/Chief Financial Officer